EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Summit Financial Services Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marshall T. Leeds, as Chairman and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Marshall T. Leeds
                                           -------------------------------------
                                            Marshall T. Leeds
                                            Chairman and Chief Executive Officer
                                            March 29, 2004

A signed original of this written statement required by Section 906 has been provided to Summit Financial Services Group, Inc. and will be retained by Summit Brokerage Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.